SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2014

Southern States Sign Company

(Exact name of small business issuer as specified in its charter)

Nevada	333-171842	26-3014345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Viale Bruno Buozzi 83, Rome, Italy (Address of principal executive offices)

39.06.80692582
(Issuer’s telephone number)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

On January 20, 2014, Southern States Sign (the “Company”), through and with the approval of its Board of Directors, informed Bompani Audit Srl (“Bompani”), that it was terminating Bompani as the Company’s independent registered public accounting firm, effective as of such date (the “Effective Date”).

Bompani was appointed as the Company’s independent registered public accountant firm on April 11, 2013. The report of Bompani on the Company’s consolidated financial statements for the year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, or modification of opinion as to uncertainty, audit scope, or accounting principles.

During the period of time that Bompani served as the Company’s independent registered public accountant, there were no disagreements with Bompani, resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Bompani, would have caused Bompani to make reference to the subject matter of the disagreements in connection with its report.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K that occurred during the period of time that Bompani served as the Company’s independent registered public accountant.

The Company has requested that Bompani furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated January 20, 2014 is filed as Exhibit 16.1 to this Form 8-K.

On January 20, 2014, the Company, through and with the approval of its Board of Directors, engaged Crowe Horwath AS Srl (“Crowe”) as its independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2013, the Company did not consult with Crowe regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Crowe on the Company's financial statements, and Crowe did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Furthermore, during the Company’s two most recent fiscal years ended December 31, 2013, the Company has not consulted Crowe on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event.

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Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from Bompani Audit Srl, dated January 20, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern States Sign Company

Dated: January 22, 2014	By: /s/ Sergio Schisani
Sergio Schisani
Chief Executive Officer

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